                                                                   EXHIBIT 99.19

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 28, 2004

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME: MLMI 2004-OPT1

                                             % OF                                             % OF
                                             GROUP                                            OWNER           % CASH           2ND
                # OF LOANS      BALANCE     BALANCE   WAC   WARM  FICO   LTV   % OF FULL DOC   OCC      SF    OUT/REFI   DTI   LIENS
                ----------  --------------  ------- ------  ----  ----  -----  -------------  ------  ------  --------  -----  -----
RATE
10.01-10.5           32       2,965,885.12   0.40   10.297   344   550  76.08       91.16      93.79   93.70    71.36   38.14   7.91
10.501-11            27       2,063,406.79   0.28   10.743   337   580  81.16       73.01      96.77   90.84    61.37   40.43  43.33
11.001-11.5           8         540,407.13   0.07   11.260   332   542  82.83       74.92     100.00   83.67    58.31   36.10  42.01
11.501-12             4         265,844.97   0.04   11.866   354   569  84.06       35.65     100.00   40.71    43.14   33.77  78.79
12.001-12.5

BALANCE
0-24,999             70       3,478,641.25   0.47    8.210   327   589  62.58       74.33      88.63   97.14    87.12   34.82  11.46
25-49,999           666      41,860,084.67   5.62    7.883   338   600  77.78       77.54      88.51   86.16    57.29   35.32   3.78
50-74,999          3726     628,200,976.58  84.29    6.946   351   606  77.94       62.63      92.91   75.13    65.65   39.09   0.24
400K-500K           113      50,187,178.99   6.73    6.503   355   628  78.66       37.87      92.83   53.61    75.90   40.58      -
500K-600K            23      12,450,258.52   1.67    6.678   355   640  84.30       47.70     100.00   70.35    61.64   39.98      -
600K-700K             8       5,207,098.24   0.70    6.423   355   631  77.69       49.53     100.00   75.49    50.16   43.46      -
700K-800K             4       2,989,824.98   0.40    6.505   355   600  67.15       75.01      75.01  100.00    74.15   39.45      -
800K-900K             1         891,120.93   0.12    6.550   354   685  70.00      100.00     100.00  100.00   100.00   50.44      -
900K-1MM
>1mm

FICO
475-500              16       2,324,173.28   0.31    8.171   355   500  75.07       39.31     100.00   88.13    58.13   39.81      -
500-525             454      68,126,120.76   9.14    7.779   352   514  74.47       72.13      98.12   85.80    78.55   40.25   0.22
526-550             539      83,917,104.75  11.26    7.641   352   538  74.10       70.28      97.27   83.17    77.51   40.04   0.22
550-575             527      83,809,455.27  11.25    7.355   352   563  74.08       58.17      96.52   79.41    78.99   38.92   0.48
575-599             608      97,914,100.95  13.14    6.997   349   588  76.69       66.21      93.75   77.26    67.50   38.31   0.21
600-650            1473     228,866,675.82  30.71    6.654   351   625  79.89       67.53      93.22   74.53    58.72   38.49   0.82
650-700             704     125,378,638.95  16.82    6.430   349   670  80.60       51.18      90.12   65.73    61.67   39.31   0.52

LTV
80-84              1569     240,330,357.16  32.25    6.887   352   607  80.35       64.02      92.88   75.01    53.50   39.12   0.20
85-89               362      59,817,322.95   8.03    6.966   353   626  86.22       66.56      93.90   67.08    71.52   39.28   0.20
90-94               577     100,477,433.42  13.48    7.153   353   634  90.30       64.80      88.85   69.05    47.28   38.80      -
95-99               260      38,794,036.92   5.21    7.211   352   638  95.02       88.21      99.23   83.00    39.22   39.91   0.52

2nd Home             77      11,364,185.53   1.52    6.922   353   627  80.36       24.51          -   73.58    35.72   41.61      -
Invest Prop         288      42,745,210.31   5.74    7.511   353   655  77.37       41.02          -   37.65    63.55   36.50   0.16

Cashout            2905     490,905,572.57  65.87    6.978   350   600  75.69       57.75      93.64   75.03   100.00   38.84   0.50
Refi rate term      489      76,420,893.28  10.25    7.082   348   603  80.09       70.94      93.63   80.09        -   39.71      -

DOC
Stated Doc         1417     276,734,987.61  37.13    7.019   351   621  76.28           -      87.92   69.84    72.71   39.42   0.46
Reduced Doc          33       5,774,352.76   0.77    7.629   355   587  73.71           -      93.59   86.37    70.41   39.97      -

Silent 2nds         551      75,798,108.54  10.17    6.354   355   640  79.43       81.89      98.88   73.84    14.88   39.79      -

IO Loans              0
Balloon Loans         0

2-4 Fam             458     103,527,304.92  13.89    6.821   353   642  77.76       46.28      77.60       -    71.28   40.32   0.26

MH Loans             77       7,726,737.29   1.04    7.370   350   629  80.35       99.22      99.00       -    64.82   39.38      -

Cali                647     144,422,475.07  19.38    6.736   352   605  76.50       60.19      94.92   81.41    75.13   39.45   1.09

DTI > 40           2205     385,737,851.47  51.76    6.925   352   607  78.47       60.82      93.43   71.69    64.30   45.67   0.53